UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 1, 2013

BRIDGE BANCORP, INC.

(Exact name of the registrant as specified in its charter)

New York	000-18546	11-2934195
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2200 Montauk Highway
Bridgehampton, New York	11932
(Address of principal executive offices)	(Zip Code)

(631) 537-1000

(Registrant’s telephone number)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective November 1, 2013 Raymond A. Nielsen was appointed to the Board of Directors of Bridge Bancorp, Inc. (the “Company”) and its wholly owned subsidiary, The Bridgehampton National Bank (the “Bank”).  There have been no transactions between the Company (or the Bank) and Mr. Nielsen of a nature reportable pursuant to Section 404(a) of SEC Regulation S-K.  Mr. Nielsen is expected to participate in the Company’s Directors Deferred Compensation Plan (“Plan”), and will receive a pro rata retainer award, which arrangements are described on page 32 of the Company’s proxy statement dated April 2, 2013.  A copy of the press release announcing Mr. Nielesn’s appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits:

Exhibit Number	Description

Exhibit 99.1	Press Release dated November 4, 2013.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGE BANCORP, INC.
(Registrant)

By:	/s/ Kevin M. O’Connor
Kevin M. O’Connor
President and Chief Executive Officer

Dated:  November 4, 2013

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